                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 1, 1995

                          SEQUUS PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                     0-15847                  94-3031834
  (State or other jurisdiction    (Commission File No.)         (IRS Employer
        of incorporation)                                   Identification No.)

                               960 Hamilton Court
                              Menlo Park, CA 94025
                    (Address of principal executive offices
                                 and zip code)

                    Registrant's telephone number, including
                           area code: (650) 323-9011

                 (former address, if changed since last report)

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                             ITEM 5. OTHER EVENTS.

On January 1, 1995, SEQUUS Pharmaceuticals, Inc., a Delaware corporation ("SEQUUS"), entered into a Master Research Services and License Agreement (the "Agreement") with Yissum Research Development Company of the Hebrew University ("Yissum"). Pursuant to this Agreement, Yissum has granted SEQUUS an exlusive license to patents relating to the technology used in SEQUUS' DOXIL product and Yissum will perform a specified research program relating to SEQUUS' DOXIL product and STEALTH technology. SEQUUS and Yissum Research Development Company of the Hebrew University amended the agreement on May 2, 1995, September 11, 1996 and June 1, 1998.

A copy of the Agreement and the amendments thereto are attached hereto as Exhibits 10.29, 10.30, 10.31 and 10.32 and are incorporated herein by reference.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits


Exhibit No.  Description
-------------------------

10.29* Master Research Services and License Agreement dated as of January 1,
       1995, by and among SEQUUS Pharmaceuticals, Inc. and Yissum Research Development Company of the Hebrew University and exhibits thereto.

10.30* Amendment I: Specified License Agreement dated as of May 2, 1995, by and among SEQUUS Pharmaceuticals, Inc. and Yissum Research Development Company of the Hebrew University.

10.31* Amendment II:  Specified Research Agreement dated as of September 11,
       1996, by and among SEQUUS Pharmaceuticals, Inc. and Yissum Research Development Company of the Hebrew University.


10.32* Amendment to Agreement dated as of June 1, 1998, by and among SEQUUS
       Pharmaceuticals, Inc. and Yissum Research Development Company of the Hebrew University.

 *   Confidential treatment requested.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          SEQUUS PHARMACEUTICALS, INC.

Dated: December 17, 1998           By:  /s/ John Richard
                                   ---  ----------------

                                   Name:  John Richard
                                   Title:   Executive Vice President of Business
                                   Development
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                                 EXHIBIT INDEX

                                                          SEQUENTIALLY
EXHIBIT                                                     NUMBERED
NO.                   DESCRIPTION                             PAGE
                      -----------                             ----

10.29* Master Research Services and License Agreement dated as of January 1, 1995, by and among SEQUUS Pharmaceuticals, Inc. and
         Yissum Research Development Company
         of the Hebrew University and exhibits thereto.

10.30* Amendment I: Specified License Agreement dated as of May 2, 1995, by and among SEQUUS
         Pharmaceuticals, Inc. and Yissum Research
         Development Company of the Hebrew University.

10.31* Amendment II: Specified Research Agreement dated as of September 11, 1996 by and among SEQUUS
         Pharmaceuticals, Inc. and Yissum Research
         Development Company of the Hebrew University.

10.32* Amendment to Agreement dated as of June 1, 1998, by and among SEQUUS Pharmaceuticals, Inc. and Yissum Research Development Company of the
         Hebrew University.

 *   Confidential treatment requested.